UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2019

SENTINEL ENERGY SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2700

Houston, Texas 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 407-0686

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a copy of an updated investor presentation, dated January 22, 2019, that will be used by Sentinel Energy Services Inc. (the “Company”) in connection with its previously announced business combination (the “Business Combination”) with Strike Capital, LLC (“Strike”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

On January 22, 2019, the Company issued a press release announcing that the special meeting (the “Special Meeting”) to be held with respect to the Business Combination will be held on February 5, 2019. The Special Meeting is being held in lieu of the 2018 annual meeting of stockholders. The Company also announced that it has filed and mailed its definitive proxy statement for the Special Meeting to its stockholders of record as of January 14, 2019, the record date for the Special Meeting. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated January 22, 2019.
99.2	Press Release, dated January 22, 2019.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company has filed a definitive proxy statement with the SEC. The definitive proxy statement and other relevant materials for the Business Combination were mailed to stockholders of the Company as of the Record Date. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and any supplements or amendments thereto and any documents incorporated by reference therein filed in connection the Business Combination, as these materials contain important information about Strike, the Company and the Business Combination.  Stockholders may obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Participants in the Solicitation

The Company and its directors and executive officers, may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Sentinel Energy Services Inc., 700 Louisiana Street, Suite 2700, Houston, Texas 77002, Attention: General Counsel and Secretary, (281) 407-0686.

Strike and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive proxy statement for the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Strike’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Strike’s expectations with respect to the timing of the Special Meeting, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Strike’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement and plan of merger relating to the Business Combination (the “Transaction Agreement”) or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company and Strike following the announcement of the Transaction Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or other conditions to closing in the Transaction Agreement; (4) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on the New York Stock Exchange following the Business Combination; (5) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Strike or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

Date: January 22, 2019	By:	/s/ Krishna Shivram
Name: Krishna Shivram
Title: Chief Executive Officer

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